Exhibit 10.63
Dated        13  June 2018
JELCO DELTA HOLDING CORP.
as Lender
and
SEANERGY MARITIME HOLDINGS CORP.
as Borrower
and
KNIGHT OCEAN NAVIGATION CO.
as Guarantor

DEED OF RELEASE
relating to a facility of (originally)
US$12,800,000
 for m.v. "LORDSHIP" and m.v. "KNIGHTSHIP"

Index
Clause		Page

1	Interpretation	2
2	Release of Security	2
3	Reassignment of Assigned Property	3
4	Further Documents	3
5	Confirmation	4
6	Course of Dealing	4
7	Third party rights	4
8	Governing Law and Jurisdiction	4

Schedules

Schedule 1 The Released Assets	4
Schedule 2	5
Part A Form of Notice of Reassignment Notice of Reassignment of Insurances	5

Execution

Execution	10

THIS DEED is made on         13 June 2018
PARTIES
(1)
JELCO DELTA HOLDING CORP., a corporation incorporated in the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, MH96960, the Marshall Islands as lender (the "Lender")

(2)
SEANERGY MARITIME HOLDINGS CORP., a corporation incorporated in the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, MH96960, the Marshall Islands as borrower (the "Borrower")

(3)
KNIGHT OCEAN NAVIGATION CO., a corporation incorporated and existing under the laws of the Republic of Liberia having its registered office at 80 Broad street, Monrovia, Liberia, as guarantor (the "Guarantor")

BACKGROUND
(A)	By the Facility Agreement the Lender made available to the Borrower a facility of (originally) up to US$12,800,000.
(B)
By a guarantee dated 28 November 2016 and made between (i) Lord Ocean Navigation Co. as additional guarantor (the "Released Guarantor") and (ii) the Lender, the Released Guarantor guaranteed the obligations of the Borrower under the Facility Agreement and the other Finance Documents.

(C)	As security for the Secured Liabilities, the Borrower, the Guarantor and the Released Guarantor entered into the Finance Documents.
(D)
It has been agreed that certain assets assigned, mortgaged, pledged or charged in favour of the Lender and the obligations and liabilities of the Released Guarantor under the Guarantee and the other Finance Documents creating a Security Interest over any of the Released Assets shall be released, subject to the terms of this Deed.

OPERATIVE PROVISIONS

1	INTERPRETATION
1.1	Definitions
In this Deed:
"Facility Agreement" means the facility agreement dated 28 November 2016 and made between (i) the Borrower and (ii) the Lender.
"Mortgage" means the second preferred Liberian Mortgage over the whole of the Ship dated 30 November 2016 duly recorded in the Office of the Deputy Commissioner of Maritime Affairs of the Republic of Liberia on 30 November 2016 at 5:52 AM, E.S.T. in New York, U.S.A. in Book PM 68 at page 1130.
"Ship" means m.v. "LORDSHIP" (Official Number 17745) currently registered in the ownership of the Released Guarantor under the Liberian flag.
"Released Assets" means the assets listed in Schedule 1 (The Released Assets).
1.2	Defined expressions
Defined expressions in the Facility Agreement shall have the same meanings when used in this Deed unless the context otherwise requires or unless otherwise defined in this Deed.
1.3	Application of construction and interpretation provisions of Facility Agreement
Clause 1.2 (construction of certain terms) of the Facility Agreement applies to this Deed as if it were expressly incorporated in it with any necessary modifications.
2	RELEASE OF SECURITY
2.1	Release
The Lender irrevocably and unconditionally releases the Guarantee and all the Released Assets from the Security Interests created in its favour under the Finance Documents.
2.2	Release of obligations
The Lender irrevocably and unconditionally releases the Released Guarantor from all its obligations and liabilities under the Facility Agreement and all other Finance Documents.
3	REASSIGNMENT OF ASSIGNED PROPERTY
3.1	Reassignment
The Lender, without any warranty, representation, covenant or other recourse, reassigns to the Released Guarantor, all rights and interests of every kind in any Released Assets assigned to the Lender by the Released Guarantor.

4	FURTHER DOCUMENTS
4.1	Delivery of further documents
Subject to the Borrower paying to the Lender all expenses incurred by the Lender in accordance with the Facility Agreement, the Lender shall promptly after execution and delivery of this Deed deliver to the Borrower:
(a)	evidence that the Mortgage has been discharged; and
(b)	an executed notice of reassignment of Insurances in the form set out in Part A of Schedule 2 (Form of Notice of Reassignment);
5	CONFIRMATION
The Borrower confirms that, for the benefit of the Lender, notwithstanding the execution of this Deed and the release of the Released Assets, each of its liabilities under the Facility Agreement and the other Finance Documents to which it is a party continue to be legal, valid and binding as against the Borrower and enforceable in accordance with their respective terms, other than in relation to the Released Assets.
6	COURSE OF DEALING
The Borrower acknowledges and agrees that the acceptance by the Lender of this Deed shall not be construed as to establish or indicate any course of dealing on the Lender's part including, without limitation, any obligation to provide any notice or request any acknowledgement or confirmation not otherwise expressly provided for in any of the Facility Agreement and the other Finance Documents with respect to any future release of any asset assigned, mortgaged, pledged and/or charged to the Lender by or pursuant to the Finance Documents.
7	THIRD PARTY RIGHTS
A person who is not a party to this Deed, or who is not expressed to be a beneficiary of the terms of this Deed, has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Deed.
8	GOVERNING LAW AND JURISDICTION
(a)	This Deed and any non-contractual obligations arising out of or in connection with it are governed by English law hereof.
(b)	The English courts shall have exclusive jurisdiction in relation to all disputes arising out of or in connection with this Deed.
This Deed has been executed as a Deed and delivered on the date stated at the beginning of this Deed.

SCHEDULE 1

 THE RELEASED ASSETS
The Ship
The Earnings, Insurances, any Charter, any Charter Guarantee and any Requisition Compensation each as defined in the General Assignment granted by the Released Guarantor

SCHEDULE 2

PART A

FORM OF NOTICE OF REASSIGNMENT

NOTICE OF REASSIGNMENT OF INSURANCES
m.v. "LORDSHIP" (the "Ship")
We, JELCO DELTA HOLDING CORP., the assignee of all rights and interest of every kind which LORD OCEAN NAVIGATION CO. (the "Assignor") has to, in or in connection with all policies and contracts of insurance in respect of the Ship, its earnings or otherwise (including entries of the Ship in any protection and indemnity or war risks association) (the "Insurances") pursuant to a second priority assignment dated 30 November 2016 (the "Assignment") GIVE NOTICE that we have reassigned to the Assignor all of the rights and interest of every kind in the Insurances assigned to us by the Assignment and, with effect from the date of this Notice, we have no further rights or interest in the Insurances.

______________________
[●]
for and on behalf of
JELCO DELTA HOLDING CORP.

Date:     [●] June 2018

EXECUTION
LENDER
EXECUTED AS A DEED
by JELCO DELTA HOLDING CORP.
acting by illegible
being an attorney-in-fact
expressly authorised in accordance
with the laws of the Republic of The Marshall Islands
in the presence of:

Witness' signature:
Witness' name:  Maria Moschopoulou
Witness' address:  illegible
) ) ) ) ) ) ) ) ) )	/s/ illegible /s/ Maria Moschopoulou

BORROWER
EXECUTED AS A DEED
by SEANERGY MARITIME HOLDINGS CORP.
acting by Stamatios Tsantanis
being an attorney-in-fact
expressly authorised in
accordance with the laws of
the Republic of The Marshall Islands
in the presence of:

Witness' signature:
Witness' name:  Maria Moschopoulou
Witness' address:  illegible
) ) ) ) ) ) ) ) ) ) ) )	/s/ Stamatios Tsantanis /s/ Maria Moschopoulou

GUARANTOR
EXECUTED AS A DEED
by KNIGHT OCEAN NAVIGATION CO.
acting by Stamatios Tsantanis
being an attorney-in-fact
expressly authorised in
accordance with the laws of
the Republic of Liberia
in the presence of:

Witness' signature:
Witness' name:  Maria Moschopoulou
Witness' address:  illegible
) ) ) ) ) ) ) ) ) ) ) )	/s/ Stamatios Tsantanis /s/ Maria Moschopoulou